SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549
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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported) March 11, 2002


                           AIMCO PROPERTIES, L.P.
                  ----------------------------------------
             (Exact Name of Registrant as Specified in Charter)


        Delaware                          1-24497              84-1275621
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(State or Other Jurisdiction of        (Commission          (IRS Employer
         Incorporation)                 File Number)        Identification No.)


         COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                    SUITE 2-1000, DENVER, CO 80222-4348
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            (Address of Principal Executive Offices) (Zip Code)


     Registrant's telephone number, including area code (303) 757-8101


                               NOT APPLICABLE
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       (Former Name or Former Address, if Changed Since Last Report)



Item 2.  Acquisition or Disposition of Assets.

         On March 11, 2002, Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), consummated the merger (the "Merger") of Casden Properties Inc., a Maryland corporation, with and into AIMCO. The press release of AIMCO, attached hereto as Exhibit 99.1, relating to the consummation of the Merger, is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibit is filed with this report:

         99.1 Press Release of Apartment Investment and Management Company dated March 11, 2002. (Incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Apartment Investment and Management Company March 13, 2002).


                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AIMCO PROPERTIES, L.P.


Date:   March 13, 2002                By:  AIMCO-GP, Inc., its General Partner


                                           /s/ PAUL J. McAULIFFE
                                           -----------------------------------
                                           Paul J. McAuliffe
                                           Executive Vice President,
                                           Chief Financial Officer
                                           (duly authorized officer and
                                           principal financial officer)


                                      By:  /s/ THOMAS C. NOVOSEL
                                           ----------------------------------
                                           Thomas C. Novosel
                                           Senior Vice President, Chief
                                           Accounting Officer




                EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit No.     Description

99.1 Press Release of Apartment Investment and Management Company dated March 11, 2002. (Incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Apartment Investment and Management Company
                March 13, 2002).